UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 17, 2004

                               CINEMARK USA, INC.
               (Exact name of registrant as specified in charter)


            TEXAS                      33-47040                   75-2206284
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                         3900 DALLAS PARKWAY, SUITE 500
                               PLANO, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)

                                  972-665-1000
              (Registrant's telephone number, including area code)


Item 7. Financial Statements, Proforma Financial Information and Exhibits

        (a)   None
        (b)   None
        (c) Exhibit 99.1 March 17, 2004 Press Release, furnished solely for purposes of incorporation by reference to Item 9 and 12 herein.

Item 9. Regulation FD Disclosure

On March 17, 2004, we announced our consolidated financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit.

Item 12. Results of Operations and Financial Condition

On March 17, 2004, we announced our consolidated financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CINEMARK USA, INC.


Date: March 17, 2004                     By:    /s/ Michael D. Cavalier
                                         Name:  Michael D. Cavalier
                                         Title: Vice President - General Counsel

                                  EXHIBIT INDEX

        The exhibits below are numbered in accordance  with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.            Description of Exhibit

99.1                   Press Release of Cinemark USA, Inc. dated March 17, 2004.

                                                                    EXHIBIT 99.1

                                                                            News
                                                                         Release

                                                          Contact: Robert Copple

>For Immediate Release...

CINEMARK USA, INC. REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2003

        Plano, TX, March 17, 2004 - Cinemark USA, Inc., a leader in the motion picture exhibition industry, today reported revenues, operating income, net income and Adjusted EBITDA for the fourth quarter and year ended December 31, 2003.

        Cinemark USA, Inc.'s revenues for the fourth quarter ended December 31, 2003 increased 11.2% to $252.0 million from $226.7 million for the fourth quarter ended December 31, 2002. Operating income for the fourth quarter of 2003 was $36.5 million in comparison with operating income of $23.4 million for the fourth quarter of 2002. Net income for the fourth quarter of 2003 was $16.3 million as compared to net income of $4.3 million for the fourth quarter of 2002. Earnings before interest, taxes, depreciation, amortization and other non-cash expenditures (Adjusted EBITDA) for the fourth quarter of 2003 increased 30.5% to $57.1 million from $43.7 million for the fourth quarter of 2002.

        For the year ended December 31, 2003, revenues increased 2.0% to $957.6 million from $939.3 million for the year ended December 31, 2002. Operating income for the year ended December 31, 2003 was $132.7 million in comparison with operating income of $128.9 million for the year ended December 31, 2002. Net income for the year ended December 31, 2003 was $44.7 million as compared to net income of $35.6 million for the year ended December 31, 2002. Adjusted EBITDA for the year ended December 31, 2003 increased 2.9% to $211.0 million from $205.0 million for the year ended December 31, 2002.

        Cinemark  USA,  Inc.  continues  to be a leader  in the  development  of stadium seating theatres. During 2003, the Company opened nine new stadium seating theatres with 77 screens and added three screens to existing theatres, bringing its aggregate screen count to 3,096 in the United States, Canada, Mexico, Argentina, Brazil, Chile, Ecuador, Peru, Honduras, El Salvador, Nicaragua, Costa Rica, Panama, Colombia and the United Kingdom. As of December 31, 2003, the Company had commitments to open 17 new theatres, with 193 screens, and add four screens to existing theatres scheduled to open in 2004 and thereafter.

        The Company intends that this press release be governed by the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 (the "PSLR Act") with respect to statements that may be deemed to be forward-looking statements under the PSLR Act. Such forward-looking statements may include, but are not limited to, the Company and any of its subsidiaries' long-term theatre strategy. Actual results could differ materially from those indicated by such forward-looking statements due to a number of factors.

        The Company, headquartered in Plano, TX, has a corporate website at www.cinemark.com where it sells tickets over the internet.

                               Cinemark USA, Inc.
                         Financial and Operating Summary
      For the Three Months Ended and Year Ended December 31, 2003 and 2002
                                 (in thousands)

                                                                              Three months ended                  Year ended
                                                                                 December 31,                    December 31,
                                                                             2003            2002            2003            2002
                                                                             ----            ----            ----            ----
Statement of Operations data:
  Theatre revenues                                                        $ 252,025       $ 226,727       $ 957,591       $ 939,265

  Costs and expenses:
    Film rentals and advertising                                             85,565          77,715         326,765         321,821
    Concession supplies                                                      12,799          11,602          50,005          50,678
    Facility lease expense                                                   30,988          28,874         120,912         116,303
    Other theatre operating expenses                                         53,694          49,938         209,873         202,117
    General and administrative expenses                                      13,133          16,044          44,682          48,220
    Depreciation, amortization and asset impairment loss                     19,217          19,393          73,291          70,762
    (Gain) loss on sale of assets and other                                      98            (256)           (661)            470
                                                                          ----------------------------------------------------------
  Total costs and expenses                                                  215,494         203,310         824,867         810,371
                                                                          ----------------------------------------------------------

Operating income                                                             36,531          23,417         132,724         128,894
  Interest expense (1)                                                       12,345          13,659          54,163          57,793
  Other (income) expense                                                        533            (934)          8,645           2,974
                                                                          ----------------------------------------------------------
Income before income taxes and cumulative effect of an accounting change     23,653          10,692          69,916          68,127

  Income taxes                                                                7,368           6,351          25,167          29,160
                                                                          ----------------------------------------------------------
Income before cumulative effect of an accounting change                      16,285           4,341          44,749          38,967

  Cumulative effect of an accounting change, net of tax                         -               -               -            (3,390)
                                                                          ----------------------------------------------------------
Net income                                                                $  16,285       $   4,341       $  44,749       $  35,577
                                                                          ==========================================================

Other Financial Data:
  Adjusted EBITDA (2)                                                     $  57,090       $  43,742       $ 210,980       $ 205,031
  Adjusted EBITDA margin                                                       22.7%           19.3%           22.0%           21.8%

Balance Sheet Data:
  Cash and cash equivalents                                                                               $ 107,319       $  63,719
  Theatre properties and equipment, net                                                                     775,880         791,731
  Total assets                                                                                              960,746         916,814
  Long-term debt, including current portion                                                                 658,431         692,587
  Shareholder's equity                                                                                       76,843          27,765

Other Operating Data:
  Attendance (patrons)                                                       43,123          40,813         173,841         172,458


                               Cinemark USA, Inc.
                 Reconciliation of Adjusted EBITDA to Net Income
      For the Three Months Ended and Year Ended December 31, 2003 and 2002
                                 (in thousands)

                                                                              Three months ended                  Year ended
                                                                                 December 31,                    December 31,
                                                                             2003            2002            2003            2002
                                                                             ----            ----            ----            ----

Net income                                                                $  16,285       $   4,341       $  44,749       $  35,577
  Cumulative effect of an accounting change                                     -               -               -             3,390
  Income taxes                                                                7,368           6,351          25,167          29,160
  Interest expense (1)                                                       12,345          13,659          54,163          57,793
  Other (income) expense                                                        533            (934)          8,645           2,974
                                                                          ----------------------------------------------------------
Operating income                                                             36,531          23,417         132,724         128,894
  Add: Depreciation, amortization and asset
  impairment loss                                                            19,217          19,393          73,291          70,762
  Add: (Gain) loss on sale of assets and other                                   98            (256)           (661)            470
  Add: Deferred lease expenses (3)                                              986             914           4,546           3,802
  Add: Amortized compensation - stock options (4)                               258             274           1,080           1,103
                                                                          ----------------------------------------------------------
Adjusted EBITDA (2)                                                       $  57,090       $  43,742       $ 210,980       $ 205,031
                                                                          ==========================================================


(1) Includes amortization of debt issue costs and excludes capitalized interest.
(2) Adjusted EBITDA represents net income before cumulative effect of an accounting change, income taxes, interest expense, other (income) expense, depreciation, amortization and asset impairment loss, (gain) loss on sale of assets and other, changes in deferred lease expense and accrued and unpaid compensation expense relating to any stock option plans. Adjusted EBITDA is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income or operating income as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The calculation of Adjusted
    EBITDA is consistent with the definition of EBITDA in our senior subordinated notes indentures. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and liquidity, estimate our value and evaluate our ability to service debt. In addition, we use Adjusted EBITDA for incentive compensation purposes.
(3) Non-cash expense included in facility lease expense.
(4) Non-cash expense included in general and administrative expenses.


                                          For more information contact:
                                          Robert Copple, Chief Financial Officer
                                          (972) 665-1000